UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2014

INDIA GLOBALIZATION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4336 Montgomery Ave., Bethesda, Maryland   20814
(Address of principal executive offices)    (Zip Code)

(301) 983-0998
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Ram Mukunda, Chief Executive Officer and President of India Globalization Capital, will present at SeeThruEquity’s Microcap Investor Conference  at Convene Midtown East (730 Third Avenue) in midtown Manhattan, New York on February 6, 2014.  A copy of the presentation materials is attached as exhibit 99.1 of this Form 8-K.  The presentation will also be available on India Globalization Capital’s website at www.indiaglobalcap.com under the section entitled “Investors”.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Copy of presentation India Globalization Capital will present to SeeThruEquity’s Investor Conference on February 6, 2014.

*The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of PacWest Bancorp under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

About IGC:

Based in Bethesda, Maryland, India Globalization Capital, Inc. (IGC) is a mining, materials and infrastructure company operating in India and China. In India we mainly engage in supplying and trading iron ore and in leasing construction equipment. In Inner Mongolia we own and operate iron ore beneficiation plants and iron ore mines. For a short video showing the beneficiation process please visit us at http://www.indiaglobalcap.com/presentation.php.

About SeeThruEquity, LLC

SeeThruEquity is an investment research and corporate access firm focused on companies with less than $1 billion in market capitalization. The research is unbiased and not paid for research. We don't do any investment banking or trading and don't own any of the stocks we cover. We are approved to distribute our research on Thomson Reuters One (First Call), CapitalIQ, FactSet, Zacks and StockTwits, as well as to our opt-in investors. We also contribute our estimates to Thomson Estimates, the leading estimates platform on Wall Street.

Forward-looking Statements:

Some of the statements contained in this press release that are not historical facts constitute forward- looking statements under the federal securities laws. Forward-looking statements can be identified by the use of the words "may," "will," "should," "could," "expects," "post", "plans," "anticipates," "believes," "estimates," "predicts," "intends," "potential," "proposed," "confident" or "continue" or the negative of those terms. These statements are not a guarantee of future developments and are subject to risks, uncertainties and other factors, some of which are beyond IGC's control and are difficult to predict. Consequently, actual results may differ materially from information contained in the forward-looking statements as a result of future changes or developments in our business, our competitive environment, infrastructure demands, Iron ore availability and governmental, regulatory, political, economic, legal and social conditions in China and India.

The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Other factors and risks that could cause or contribute to actual results differing materially from such forward-looking statements have been discussed in greater detail in IGC's Schedule 14A, Form 10-Q for fiscal quarters ended September 30, 2012 and December 31, 2012 and Form 10-K for fiscal year ended March 31, 2013, filed with the Securities and Exchange Commission on December 9, 2011, November 14, 2012, February 13, 2013 and July 16, 2013, respectively.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

INDIA GLOBALIZATION CAPITAL, INC.

Date: February 5, 2014	By:	/s/ Ram Mukunda
Ram Mukunda
Chief Executive Officer and President